UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2013

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

Assignment and Assumption of Stockholder Agreement and Registration Rights Agreement

On January 11, 2013, the company formerly known as Liberty Media Corporation (“Old Liberty Media”) completed a spin-off transaction pursuant to which Old Liberty Media’s non-Starz assets were spun off into a separate, publicly-traded entity (the “Spin-Off”). Prior to and in connection with the Spin-Off, Old Liberty Media changed its name to Starz, and its then-subsidiary Liberty Spinco, Inc. changed its name to Liberty Media Corporation (“New Liberty Media”). The Spin-Off was consummated when New Liberty Media was subsequently spun-off from Old Liberty Media, which resulted in both entities being separately-traded companies.

Prior to the Spin-Off, Old Liberty Media and LMC Events, LLC (“LMC”), a subsidiary of Old Liberty Media, held shares of common stock of Live Nation Entertainment, Inc. (the “Company”), which constituted Old Liberty Media’s entire beneficial ownership interest in the Company. In connection with the Spin-Off, (i) Old Liberty Media transferred all shares of common stock of the Company held by it to New Liberty Media and (ii) LMC became a subsidiary of New Liberty Media. As a result, the entirety of Old Liberty Media’s beneficial ownership interest in the Company is now beneficially owned, directly or indirectly, by New Liberty Media.

The following agreements were in place prior to the Spin-Off and had been assigned to, and assumed by, Old Liberty Media in a prior split-off transaction undertaken by Old Liberty Media on or about September 23, 2011:

•	Stockholder Agreement, dated February 10, 2009, among Live Nation, Inc., Liberty Media Corporation, Liberty USA Holdings, LLC and Ticketmaster Entertainment, Inc. (the “Stockholder Agreement”); and

•	Registration Rights Agreement, dated January 25, 2010, among Live Nation, Inc., Liberty Media Corporation and Liberty USA Holdings, LLC (the “Registration Rights Agreement”).

In connection with the Spin-Off, the rights and obligations of Old Liberty Media under both the Stockholder Agreement and the Registration Rights Agreement were assigned to, and assumed by, New Liberty Media, with such agreements remaining in full force and effect.

Amendment to Rights Agreement

Also in connection with the Spin-Off, the Company entered into that certain Third Amendment to Rights Agreement, effective as of January 11, 2013 (the “Amendment”), by and between the Company and Computershare Shareowner Services LLC, as rights agent. The Amendment modifies the Company’s existing rights agreement (as previously amended, the “Rights Agreement”) to include New Liberty Media and LMC within the definition of “Excluded Person” such that the Rights Agreement will not be triggered by the ownership of common stock of the Company by such entities following, and as a result of, completion of the Spin-Off, subject to the further terms and conditions of the rights agreement. The Amendment also further modifies the Rights Agreement to substitute Computershare Shareowner Services LLC for The Bank of New York Mellon as the name of the rights agent thereunder. The foregoing description is qualified in its entirety by the Amendment and the existing Rights Agreement, including the first and second amendments thereto, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Third Amendment to Rights Agreement, effective as of January 11, 2013, entered into by and between Live Nation Entertainment, Inc. and Computershare Shareowner Services LLC, as rights agent.
4.2
Rights Agreement, dated December 21, 2005, between CCE Spinco,
Inc. and The Bank of New York, as rights agent (incorporated by reference to the Company’s Current Report on Form 8-K filed
December 23, 2005).

4.3
First Amendment to Rights Agreement, dated February 25, 2009, between Live Nation, Inc. and The Bank of New York Mellon, as
rights agent (incorporated by reference to the Company’s Current
Report on Form 8-K filed March 3, 2009).

4.4
Second Amendment to Rights Agreement, dated September 23, 2011, between Live Nation Entertainment, Inc. and The Bank of New York
Mellon, as rights agent (incorporated by reference to the
Company’s Current Report on Form 8-K filed September 28, 2011).

10.1
Stockholder Agreement, dated February 10, 2009, among Live
Nation, Inc., Liberty Media Corporation, Liberty USA Holdings,
LLC and Ticketmaster Entertainment, Inc. (incorporated by
reference to the Company’s Current Report on Form 8-K filed
February 13, 2009).

10.2
Registration Rights Agreement, dated January 25, 2010, among Live
Nation, Inc., Liberty Media Corporation and Liberty USA Holdings,
LLC (incorporated by reference to the Company’s Current Report on
Form 8-K filed January 29, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

January 17, 2013	By:	/s/ Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

4.1	Third Amendment to Rights Agreement, effective as of January 11, 2013, entered into by and between Live Nation Entertainment, Inc. and Computershare Shareowner Services LLC, as rights agent.
4.2	Rights Agreement, dated December 21, 2005, between CCE Spinco, Inc. and The Bank of New York, as rights agent (incorporated by reference to the Company’s Current Report on Form 8-K filed December 23, 2005).
4.3	First Amendment to Rights Agreement, dated February 25, 2009, between Live Nation, Inc. and The Bank of New York Mellon, as rights agent (incorporated by reference to the Company’s Current Report on Form 8-K filed March 3, 2009).
4.4	Second Amendment to Rights Agreement, dated September 23, 2011, between Live Nation Entertainment, Inc. and The Bank of New York Mellon, as rights agent (incorporated by reference to the Company’s Current Report on Form 8-K filed September 28, 2011).
10.1	Stockholder Agreement, dated February 10, 2009, among Live Nation, Inc., Liberty Media Corporation, Liberty USA Holdings, LLC and Ticketmaster Entertainment, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed February 13, 2009).
10.2	Registration Rights Agreement, dated January 25, 2010, among Live Nation, Inc., Liberty Media Corporation and Liberty USA Holdings, LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed January 29, 2010).